EXHIBIT 10.2
                                                                    ------------

                             FORM OF FIRST AMENDMENT

     FIRST AMENDMENT, dated as of November 11, 2004 (this "Amendment"), to the 364-Day Revolving Credit Agreement, dated as of May 14, 2004 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among (i) BOSTON SCIENTIFIC CORPORATION, a Delaware corporation (the "Borrower"), (ii) the several banks and other financial institutions from time to time parties thereto (the "Lenders"), (iii) BANK OF AMERICA, N.A., and WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agents (each in such capacity, a "Syndication Agent", and collectively, the "Syndication Agents"),
(iv) ABN AMRO BANK N.V., CITICORP USA, INC., DEUTSCHE BANK AG NEW YORK BRANCH, SUMITOMO MITSUI BANKING CORPORATION and THE BANK OF TOKYO-MITSUBISHI LTD., NEW YORK BRANCH, as Documentation Agents (each in such capacity, a "Documentation Agent", and collectively, the "Documentation Agents"), and (v) JPMORGAN CHASE BANK, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain extensions of credit to the Borrower; and

     WHEREAS, the Borrower and Lenders have agreed to allow UBS Loan Finance LLC ("UBS") to become a Lender under the Credit Agreement and to increase the Aggregate Commitments under the Credit Agreement in an amount equal to the Commitment of UBS Loan Finance LLC in the manner provided for in this Amendment; and

     WHEREAS, the Lenders and the Administrative Agent are willing to agree to such amendment to the Credit Agreement, subject to the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

     SECTION 1.1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     SECTION 1.2. Amendments to Schedule I to the Credit Agreement. (a) Schedule I to the Credit Agreement is hereby amended by inserting therein the following entity, which shall be a Lender for all purposes under the Credit Agreement following the Amendment Effective Date (as defined below), and related information:

================================================================================
   Lender and Address                             Commitment
------------------------- ------------------------------------------------------
UBS Loan Finance LLC                             $41,250,000
677 Washington Boulevard
Stamford, CT 06901
Attention:  Paula Mueller
Phone: (203) 719-5253
Fax: (203) 719-5275

================================================================================

     (b) The "Aggregate Commitments" as listed on Schedule I to the Credit Agreement are hereby increased from $500,000,000 to $541,250,000.

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     SECTION 1.3. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") on which the Borrower and the Administrative Agent shall have executed and delivered to the Administrative Agent this Amendment.

     SECTION 1.4. Representation and Warranties. To induce the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and all of the Lenders as of the Amendment Effective Date that:

     (a) Corporate Power; Authorization; Enforceable Obligations.

          (i) The Borrower has the corporate power and authority, and the legal right, to make and deliver this Amendment and to perform its obligations under the Loan Documents, as amended by this Amendment, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the performance of the Loan Documents, as so amended.

          (ii) No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution and delivery of this Amendment or with the performance, validity or enforceability of the Loan Documents, as amended by this Amendment.

          (iii) This Amendment has been duly executed and delivered on behalf of the Borrower.

          (iv) This Amendment and each Loan Document, as amended by this Amendment, constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     (b) Representations and Warranties. The representations and warranties made by the Borrower in or pursuant to the Loan Documents (other than in Section 6.2, 6.6 and 6.8 of the Credit Agreement, which shall be true as of the Closing Date) are true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date.

     SECTION 1.5. Agreement of UBS. UBS hereby agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

     SECTION 1.6. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

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     SECTION 1.7. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

     SECTION 1.8. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
























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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.



                                  BOSTON SCIENTIFIC CORPORATION


                                  By:  ____________________________
                                       Name:
                                       Title:






























                   First Amendment to 364-Day Credit Agreement

                                  JPMORGAN CHASE BANK,
                                    as Administrative Agent and as a Lender


                                  By:  ____________________________
                                       Name:
                                       Title:



































                   First Amendment to 364-Day Credit Agreement

                                  UBS LOAN FINANCE LLC



                                  By:  ____________________________
                                       Name:
                                       Title:
































                   First Amendment to 364-Day Credit Agreement

                                  BANK OF AMERICA, N.A.,
                                    as Syndication Agent and as a Lender


                                  By:  ____________________________
                                       Name:
                                       Title:

































                   First Amendment to 364-Day Credit Agreement

                                  WACHOVIA BANK, NATIONAL ASSOCIATION,
                                    as Syndication Agent and as a Lender


                                  By:  ____________________________
                                       Name:
                                       Title:



































                   First Amendment to 364-Day Credit Agreement

                                  ABN AMRO BANK N.V.,
                                    as Documentation Agent and as a Lender


                                  By:  ____________________________
                                       Name:
                                       Title:

































                   First Amendment to 364-Day Credit Agreement

                                  CITICORP USA, INC.,
                                    as Documentation Agent and as a Lender


                                  By:  ____________________________
                                       Name:
                                       Title:


































                   First Amendment to 364-Day Credit Agreement

                                  DEUTSCHE BANK AG NEW YORK BRANCH,
                                    as Documentation Agent and as a Lender


                                  By:  ____________________________
                                       Name:
                                       Title:


































                   First Amendment to 364-Day Credit Agreement

                                  SUMITOMO MITSUI BANKING CORPORATION,
                                    as Documentation Agent and as a Lender


                                  By:  ____________________________
                                       Name:
                                       Title:




































                   First Amendment to 364-Day Credit Agreement

                                  THE BANK OF TOKYO-MITSUBISHI LTD.,
                                    NEW YORK BRANCH,
                                      as Documentation Agent and as a Lender


                                  By:  ____________________________
                                       Name:
                                       Title:


































                   First Amendment to 364-Day Credit Agreement

                                  [EACH OTHER LENDER],
                                     as a Lender

                                  By:  ____________________________
                                       Name:
                                       Title:


































                   First Amendment to 364-Day Credit Agreement